SEI INSTITUTIONAL INTERNATIONAL TRUST

International Equity Fund
Emerging Markets Equity Fund
International Fixed Income Fund
Emerging Markets Debt Fund
(the "Funds")

Supplement dated June 30, 2017
to the Class Y Shares Prospectus (the "Prospectus") dated January 31, 2017, as amended on March 30, 2017

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Class Y shares of the Funds.

Under the section titled "Purchasing, Exchanging and Selling Fund Shares," the first bullet point is hereby deleted and replaced with the following:

•  independent investment advisers investing for the benefit of their clients through accounts held at SEI Private Trust Company, that, after requesting access to Class Y shares, are approved by the SEI Funds (or their delegate) to purchase Class Y shares due to the investment adviser having purchased and held (i.e., on a net basis taking into account purchases and redemptions) a minimum of $300,000,000 of client assets in non-money market SEI Funds for at least one year from the date of the request (or such shorter period of time as determined solely by the SEI Funds (or their delegates)) and remaining above this threshold thereafter. For these purposes, the SEI Funds (or their delegate) consider an independent investment adviser to be an individual or a group of related individuals that, in the sole determination of the SEI Funds (or their delegate), operate as a distinct customer of SEI.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1108 (6/17)